UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):                March 24, 2005


                               KEYSPAN CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


      1-14161                                            11-3431358
      -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York             11801
  One MetroTech Center, Brooklyn, New York                  11201
  ----------------------------------------                  -----
(Address of Principal Executive Offices)                  (Zip Code)

                           (631) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
                            -------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and cost of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which the we develop unregulated business ventures; as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports filed by us with the Securities and Exchange Commission.

Item 1.01               Entry into a Material Definitive Agreement
---------               ------------------------------------------

     On March 24, 2005, KeySpan Corporation's ("KeySpan" or the "Corporation") subsidiary, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York entered into a Second Amendment to the Lease Agreement dated as of September 15, 1988 with Forest City Jay Street Associates, L.P. for the Corporation's headquarters at One MetroTech Center, Brooklyn, New York 11201. The Amendment provides, among other things, for an extension of the term of the Lease Agreement from February 28, 2012 to February 28, 2025. A copy of the Second Amendment to the Lease Agreement dated as of March 24, 2005 is attached hereto as Exhibit 10 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits
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   (c)   Exhibits.

         (1) Second Amendment to the Lease Agreement dated as of March 24, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KEYSPAN CORPORATION

Dated: March 30, 2005                           By:  /s/John J. Bishar, Jr.
                                                     ----------------------
                                                     John J. Bishar, Jr.
                                                     Executive Vice President,
                                                     General Counsel & Chief
                                                     Governance Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                                  Page
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10                Second Amendment to the Lease Agreement dated as of        6
                  March 24, 2005.